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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2006
                               (FEBRUARY 14, 2006)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
            MICHIGAN                                    38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
         INCORPORATION)
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                                     1-14094
                            (COMMISSION FILE NUMBER)

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
      26255 AMERICAN DRIVE                                48034
      SOUTHFIELD, MICHIGAN                              (ZIP CODE)
     (ADDRESS OF PRINCIPAL
       EXECUTIVE OFFICES)
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                                 (248) 358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 14, 2006, Meadowbrook Insurance Group, Inc. (the "Registrant") issued a press release setting forth its financial results for the fourth quarter and year ended December 31, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          a.   None.

          b.   None.

          c.   None.

          d. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               99.1 Earnings Press Release for the fourth quarter and year ended
                    December 31, 2005, issued February 14, 2006.

The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Items 2.02 and 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2006                MEADOWBROOK INSURANCE GROUP, INC.
                                        (REGISTRANT)


                                        By: /s/ Karen M. Spaun
                                            ------------------------------------
                                            Karen M. Spaun, Chief Financial
                                            Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DOCUMENT DESCRIPTION
-----------   --------------------
    99.1      Earnings Press Release for the fourth quarter and year ended
              December 31, 2005, issued February 14, 2006.
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